                                                                EXHIBIT 99(a)(3)

                    NOTICE OF GUARANTEED DELIVERY AND PROXY
                                      FOR

                                   CONECTIV

  OFFER TO PURCHASE FOR CASH ANY AND ALL OUTSTANDING SHARES OF THE FOLLOWING
                    SERIES OF CUMULATIVE PREFERRED STOCK OF

                        ATLANTIC CITY ELECTRIC COMPANY

                          CUMULATIVE PREFERRED STOCK:

                          4% SERIES ($100 PAR VALUE)
                         4.10% SERIES ($100 PAR VALUE)
                         4.35% SERIES ($100 PAR VALUE)
                       4.35% 2ND SERIES ($100 PAR VALUE)
                         4.75% SERIES ($100 PAR VALUE)
                          5% SERIES ($100 PAR VALUE)

  This form, or a form substantially equivalent to this form, must be used to accept the Offer (as defined below) if certificates for shares of a series of preferred stock of Atlantic City Electric Company (the "Company"), a New Jersey corporation and direct utility subsidiary of Conectiv, listed above (each a "Series of Preferred") to be tendered pursuant to the Offer (the "Shares") are not immediately available, if the procedure for book-entry transfer cannot be completed on a timely basis, or if time will not permit all other documents required by the Letter of Transmittal and Proxy to be delivered to the Depositary on or prior to the Expiration Date (as defined in the Offer to Purchase and Proxy Statement referred to below). Such form may be delivered by hand or transmitted by mail or by facsimile transmission to the Depositary. See "Terms of the Offer--Procedure for Tendering Shares" in the Offer to Purchase and Proxy Statement.

   A SEPARATE NOTICE OF GUARANTEED DELIVERY AND PROXY MUST BE USED FOR EACH SERIES OF PREFERRED.

   THE ELIGIBLE INSTITUTION WHICH COMPLETES THIS FORM MUST COMMUNICATE THE GUARANTEE TO THE DEPOSITARY AND MUST DELIVER THE LETTER OF TRANSMITTAL AND PROXY AND CERTIFICATES FOR SHARES TO THE DEPOSITARY WITHIN THE TIME SHOWN HEREIN. FAILURE TO DO SO COULD RESULT IN A FINANCIAL LOSS TO SUCH ELIGIBLE INSTITUTION.

                     TO: THE BANK OF NEW YORK, DEPOSITARY

               By Mail:                     By Hand or Overnight Courier:
     Tender & Exchange Department           Tender & Exchange Department
            P.O. Box 11248                       101 Barclay Street
         Church Street Station               Receive and Deliver Window
     New York, New York 10286-1248            New York, New York 10286

                          By Facsimile Transmission:
                                (212) 815-6213

                     Information and Confirm by Telephone:
                          (800) 507-9357 (toll free)
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  DELIVERY OF THIS INSTRUMENT TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR
TRANSMISSION OF INSTRUCTIONS VIA A FACSIMILE NUMBER OTHER THAN ONE LISTED ABOVE WILL NOT CONSTITUTE A VALID DELIVERY.

  This form is not to be used to guarantee signatures. If a signature on a Letter of Transmittal and Proxy is required to be guaranteed by an Eligible Institution (as defined in the Letter of Transmittal and Proxy) under the instructions thereto, such signature guarantee must appear in the applicable space provided in the signature box on the Letter of Transmittal and Proxy.

  The undersigned hereby tenders to Conectiv, a Delaware corporation ("Conectiv"), upon the terms and subject to the conditions set forth in the Offer to Purchase and Proxy Statement, dated September 10, 1998 (the "Offer to Purchase and Proxy Statement"), and the related Letter of Transmittal and Proxy (which together constitute the "Offer"), receipt of which is hereby acknowledged, the number of Shares listed below, pursuant to the guaranteed delivery procedure set forth in "Terms of the Offer--Procedure for Tendering Shares" in the Offer to Purchase and Proxy Statement. PREFERRED SHAREHOLDERS (INCLUDING PREFERRED SHAREHOLDERS WHO ACQUIRE SHARES SUBSEQUENT TO THE RECORD
DATE) WHO WISH TO TENDER THEIR SHARES PURSUANT TO THE OFFER MUST VOTE IN FAVOR OF THE PROPOSED AMENDMENT TO THE COMPANY'S CHARTER (THE "CHARTER"), AS SET FORTH IN THE OFFER TO PURCHASE AND PROXY STATEMENT (THE "PROPOSED AMENDMENT"). PREFERRED SHAREHOLDERS WHO PURCHASE OR WHOSE PURCHASE SETTLES OR IS REGISTERED AFTER THE CLOSE OF BUSINESS ON SEPTEMBER 14, 1998 (THE "RECORD DATE") AND WHO WISH TO TENDER THEIR SHARES IN THE OFFER MUST ARRANGE WITH THEIR SELLER TO RECEIVE A DULY COMPLETED, VALID AND UNREVOKED PROXY (WHICH MAY BE IN THE FORM OF IRREVOCABLE ASSIGNMENT OF PROXY ATTACHED HERETO) FROM THE HOLDER OF RECORD ON THE RECORD DATE AND INCLUDE SUCH PROXY WITH THIS NOTICE OF GUARANTEED DELIVERY AND PROXY OR VOTE SUCH PROXY FOR THE PROPOSED AMENDMENT AT THE SPECIAL MEETING (AS DEFINED IN THE OFFER TO PURCHASE AND PROXY STATEMENT). THE OFFER IS CONDITIONED UPON THE PROPOSED AMENDMENT BEING APPROVED AND ADOPTED AT THE SPECIAL MEETING. IN ADDITION, PREFERRED SHAREHOLDERS HAVE THE RIGHT TO VOTE FOR THE PROPOSED AMENDMENT REGARDLESS OF WHETHER THEY TENDER THEIR SHARES BY CASTING THEIR VOTE AND SIGNING THE PROXY CONTAINED WITHIN THE ACCOMPANYING LETTER OF TRANSMITTAL AND PROXY OR BY VOTING IN PERSON AT THE SPECIAL MEETING. IF THE PROPOSED AMENDMENT IS APPROVED AND ADOPTED, THE COMPANY WILL MAKE A SPECIAL CASH PAYMENT (AS DEFINED IN THE OFFER TO PURCHASE AND PROXY STATEMENT) TO EACH PREFERRED SHAREHOLDER WHO VOTED IN FAVOR OF THE PROPOSED AMENDMENT, PROVIDED THAT SUCH HOLDER'S SHARES ARE NOT TENDERED PURSUANT TO THE OFFER.

  The undersigned hereby also appoints Howard E. Cosgrove, Barbara S. Graham and Louis M. Walters, or any of them, as proxies, each with the power to appoint his or her substitute, and hereby authorizes them to represent and to vote as designated hereunder and in their discretion with respect to any other business properly brought before the Special Meeting all shares of preferred stock of the Company which the undersigned is entitled to vote at the Special Meeting of Shareholders to be held on October 14, 1998, or any adjournment(s) or postponement(s) thereof.

  THIS NOTICE OF GUARANTEED DELIVERY AND PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF THE COMPANY. THE PROXY CONTAINED HEREIN, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER(S). If no direction is made, the proxy will be voted FOR Item 1. An abstention is the equivalent of a vote AGAINST the Proposed Amendment.

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

  A holder of Preferred Shares who elects to tender Shares pursuant to this Notice of Guaranteed Delivery and Proxy must check one of the boxes below:

  [_]A duly completed, valid and unrevoked proxy indicating a vote FOR the Proposed Amendment is enclosed herein.

  [_]A valid vote FOR the Proposed Amendment will be cast at the Special
     Meeting.

  [_]A duly completed, valid and unrevoked proxy indicating a vote FOR the Proposed Amendment will be delivered within three New York Stock Exchange trading days after the execution of this Notice of Guaranteed Delivery and Proxy.

    Indicate your vote by an (X). The Board of Directors recommends voting
     FOR Item 1.

  HOLDERS OF SHARES WHO WISH TO TENDER THEIR SHARES MUST VOTE FOR THE PROPOSED AMENDMENT EITHER BY SUBMITTING THIS PROXY OR BY VOTING AT THE SPECIAL MEETING.

ITEM 1.

  To remove from the Charter Paragraph (7)(B)(c) of Article III, a provision restricting the amount of securities representing unsecured indebtedness issuable by the Company.

              [_] FOR          [_] AGAINST           [_] ABSTAIN

  Series of Preferred (check one):

                 CUMULATIVE PREFERRED STOCK ($100 PAR VALUE):

  [_]4% Series

  [_]4.10% Series

  [_]4.35% Series

  [_]4.35% 2nd Series

  [_]4.75% Series

  [_]5% Series

  A separate Notice of Guaranteed Delivery and Proxy must be used for each Series of Preferred.

Number of Shares:
_____________________________________
Certificate Nos. (if available):
_____________________________________
_____________________________________
_____________________________________
_____________________________________

  Any holders of Shares held of record on the Record Date in the name of another holder must establish to the satisfaction of the Company its entitlement to exercise or transfer this Proxy. This will ordinarily require an assignment by such record holders in blank or, if not in blank, to and from each successive transferee, including the holder, with each signature guaranteed by an Eligible Institution. A form of irrevocable assignment of proxy has been provided herein.

  Please check box if you plan to attend the Special Meeting. [_]

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                           SIGNATURE(S) OF OWNER(S)
X
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X
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Dated: __________________________________________________________________, 1998
Name(s): ______________________________________________________________________
_______________________________________________________________________________
                                (PLEASE PRINT)
Capacity (full title): ________________________________________________________
Address: ______________________________________________________________________
_______________________________________________________________________________
                              (INCLUDE ZIP CODE)
DAYTIME Area Code and Telephone No.: __________________________________________

(Must be signed by the registered holder(s) exactly as name(s) appear(s) on the stock certificate(s) or on a security position listing or by person(s) authorized to become registered holder(s) by certificates and documents transmitted herewith. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, please set forth full title and see Instruction 5 to the Letter of Transmittal and Proxy.)

If Shares will be tendered by
book-entry transfer, Name of
Tendering Institution:

_____________________________________

Account No.: _____________________ at
The Depositary Trust Company

_____________________________________
            Signature(s)

_____________________________________
Name(s) of Record Holders(s) (Please
               Print)

_____________________________________
               Address

_____________________________________
   Area Code and Telephone Number

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

   IF SELLING SHARES SUBSEQUENT TO SEPTEMBER 14, 1998, A RECORD HOLDER MUST
                   COMPLETE THE FOLLOWING IRREVOCABLE PROXY.

          PLEASE SIGN THIS TO IRREVOCABLY TRANSFER A PREFERRED STOCK
              PROXY TO A SUBSEQUENT HOLDER OF PREFERRED STOCK WHO
               WAS NOT A HOLDER OF RECORD ON SEPTEMBER 14, 1998

                               IRREVOCABLE PROXY
                         WITH RESPECT TO SHARES OF THE
                       SERIES OF CUMULATIVE PREFERRED STOCK
                                      OF
                ATLANTIC CITY ELECTRIC COMPANY (THE "COMPANY")

                  THE UNDERSIGNED HEREBY IRREVOCABLY APPOINTS

                    --------------------------------------
                       TYPE OR PRINT NAME OF TRANSFEREE

as attorney and proxy, with full power of substitution, to vote and otherwise act for and in the name(s) of the undersigned with respect to the Shares indicated below which were held of record by the undersigned on September 14, 1998, in the manner in which the undersigned would be entitled to vote and otherwise act in respect of such Shares on any and all matters.

  This proxy shall be effective whether or not the Shares indicated below are tendered in the Offer.

  This instrument supersedes and revokes any and all previous appointments of proxies heretofore made by the undersigned with respect to the Shares indicated below as to any and all matters. THIS PROXY IS IRREVOCABLE AND IS COUPLED WITH AN INTEREST.

  All authority conferred or agreed to be conferred herein shall survive the death or incapacity of the undersigned, and any obligation of the undersigned hereunder shall be binding upon the heirs, executors, administrators, legal and personal representatives, successors in interest and assigns of the undersigned. The undersigned understands that tenders of Shares pursuant to any of the procedures described in the Offer to Purchase and Proxy Statement and in the Letter of Transmittal and Proxy will constitute a binding agreement between the undersigned and the Company upon the terms and subject to the conditions of the Offer.

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                        DESCRIPTION OF PREFERRED STOCK
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        CERTIFICATE NUMBER(S)                     AGGREGATE NUMBER
     (ATTACH LIST IF NECESSARY)                       OF SHARES
_____________________________________  _______________________________________
_____________________________________  _______________________________________
_____________________________________  _______________________________________
_____________________________________  _______________________________________
_____________________________________  _______________________________________
_____________________________________  Total: ________________________________

_____________________________________  _______________________________________
    SIGNATURE OF RECORD HOLDER OR           SIGNATURE OF RECORD HOLDER OR
        AUTHORIZED SIGNATORY                    AUTHORIZED SIGNATORY
_____________________________________  _______________________________________
         TYPE OR PRINT NAME                      TYPE OR PRINT NAME
Date: ________________________ , 1998  Date: __________________________ , 1998

Tax Identification or Social Security No(s). __________________________________

  Must be signed by holder(s) exactly as name(s) appear(s) on the Record Date on certificate(s) for the Shares or on a security position listing or by person(s) authorized to become holder(s) by certificates and documents transmitted herewith. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation, agent or other person acting in a fiduciary or representative capacity, please provide the following information and see Instruction 5 of the Letter of Transmittal and Proxy.

Name: _______________________________  Address: ______________________________
_____________________________________  _______________________________________
            Please Print                          Include Zip Code

Area Code and Tel. No. ________________________________________________________
Capacity (Full Title) _________________________________________________________
_______________________________________________________________________________
_______________________________________________________________________________

                           GUARANTEE OF SIGNATURE(S)
                    (IF REQUIRED--SEE INSTRUCTIONS 1 AND 5)

Name of Firm: _________________________________________________________________
Authorized Signature: _________________________________________________________
Title: ________________________________________________________________________
Dated: _________________________________________________________________ , 1998

              GUARANTEE (NOT TO BE USED FOR SIGNATURE GUARANTEE)

  The undersigned, a firm that is a member of a registered national securities exchange or the National Association of Securities Dealers, Inc. or a commercial bank or trust company having an office or correspondent in the United States, guarantees to deliver to the Depositary at one of its addresses set forth above certificate(s) for the Shares tendered hereby, in proper form for transfer, or a confirmation of the book-entry transfer of the Shares tendered hereby into the Depositary's account at The Depository Trust Company, in each case together with properly completed and duly executed Letter(s) of Transmittal and Proxy (or facsimile(s) thereof), with any required signature guarantee(s) and any other required documents, all within three New York Stock Exchange trading days after the date hereof.
_____________________________________  _______________________________________
            Name of Firm                        Authorized Signature
_____________________________________  _______________________________________
               Address                                  Name
_____________________________________  _______________________________________
        City, State, Zip Code                           Title
_____________________________________
   Area Code and Telephone Number

Dated: ________________________, 1998

    DO NOT SEND STOCK CERTIFICATES WITH THIS FORM. YOUR STOCK CERTIFICATES
            MUST BE SENT WITH THE LETTER OF TRANSMITTAL AND PROXY.

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